UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED December 11, 2014

Alpine 4 Automotive Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

15589 N. 77th Street, Suite B
Scottsdale, AZ 85260
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(505) 804 5474
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                      Entry into a Material Definitive Agreement.
Item 2.01                      Completion of Acquisition or Disposition of Assets.
Item 3.02                      Unregistered Sales of Equity Securities.

Asset Purchase Agreement

On December 11, 2014, Alpine 4 Automotive Technology Ltd. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Pure Mobility International Incorporated, a Canadian corporation (“PMI”).

PMI is a distributor of Sweratel AB wireless broadband technology for the Americas and the Caribbean, and has current exclusive approved projects in Costa Rica, Bahamas, Turks and Caicos, and Conakry, Guinea.

Pursuant to the Agreement, the Company purchased from PMI the following assets (collectively, the Purchased Assets):

-	VAD (Value Added Distributor Agreement) from Sweratel with exclusive rights in North America, South America, and the Caribbean;
-	All related Sweratel inventory;
-	All equipment and other tangible assets;
-	Any contracts for Costa Rica, Bahamas, Turks and Caicos, and Conakry, Guinea;
-
All plans, drawings and specifications, and all books, records, and files, related to the intellectual property transferred, which PMI owns or both possesses and has the rights to assign to the Company.

In consideration for the Purchased Assets, the Company agreed to do the following:

-	Accept right, title, and interest in and to the Purchased Assets;
-	Issue 8,000,000 shares of the Company’s restricted common stock; and
-	Issue 500,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred”) to PMI.

The Company’s management anticipates that PMI will use the Series A Preferred (discussed in more detail below) to satisfy any outstanding debts of PMI.

The Company and PMI also entered into a General Assignment and Assumption of Contracts Agreement and a General Assignment and Bill of Sale, pursuant to which PMI assigned the contracts and assets to the Company, and the Company accepted the assignments and assumed the contracts assigned.

The foregoing summary of the terms and conditions of the Asset Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement attached as an exhibit hereto.

Issuance of Shares of Restricted Common Stock; Issuance of Shares of Restricted Preferred Stock

As noted above, in connection with the Agreement, the Company agreed to issue 8,000,000 shares of its restricted common stock to PMI as part of the purchase price paid.  Additionally, the Company agreed to issue 500,000 shares of Series A Preferred Stock to PMI.

In the Agreement, PMI made certain representations and warranties to the Company, including that it is an accredited investor, that it was acquiring the shares for its own account and not in connection with any resale or distribution, that it had reviewed the Company’s public filings, and that it understood that the shares are restricted securities.  The Company will issue certificates for the common and preferred shares which include a restrictive legend.

The shares of common and preferred stock were issued to PMI without registration under the 1933 Act in reliance on Section 4(a)(2) of the 1933 Act and the rules and regulations promulgated thereunder.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

In connection with the Agreement, on December 16, 2014, the Company filed with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences (the “Designation”), which served to amend the Company’s Certificate of Incorporation to include the Designation.  Pursuant to the Company’s Certificate of Incorporation, the Company’s Board of Directors is authorized to provide by resolution for the issuance of shares of preferred stock, and to establish the designation, powers, preferences, and rights of the shares of such series of preferred stock.

The terms of the Series A Preferred Stock include the following:

-	Number of shares: The Company designated 500,000 shares of Series A Preferred Stock.
-	No dividends will accrue.
-	Except as otherwise required by law, the Series A Preferred Stock have no voting rights.
-	Redemption: The Company has the right to redeem the shares of Series A Preferred as follows:
o	One half of the shares of Preferred Stock shall be redeemable by the Company on the 12 month anniversary of the date of issuance of the shares of Preferred Stock;
o	One half of the shares of Preferred Stock shall be redeemable by the Company on the 18 month anniversary of the date of issuance of the shares of Preferred Stock; and
o	The “Redemption Price” shall be equal to the Stated Value of such shares of Preferred Stock, namely $1.00 per share.
-
Conversion: The shares of Series A Preferred are convertible only upon the Company’s determination to not exercise its right to redeem the Series A Preferred. If the Company determines to not redeem any tranche of the Series A Preferred, the holder may submit a conversion notice to the Company with respect to that tranche.

Unless the conversion price becomes subject to adjustment, the maximum number of shares of the Company’s common stock that could be issued in connection with conversions of the Series A Preferred is 500,000.

The foregoing summary of the Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Designation attached as an exhibit hereto.

Item 9.01                      Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item are not being filed herewith. The audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed herewith. Such information required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit Number	Description

3.5	Certificate of Designation of Rights and Preferences of Series A Preferred Stock

99	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Automotive Technologies Ltd.

By: /s/ Richard Battaglini
Richard Battaglini
Chairman of the Board and President

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, Chief Financial Officer, Secretary
(Principal Executive Officer, Principal Financial Officer)

Date: December 17, 2014.